UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 10, 2009

Cougar Biotechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33871	20-2903204
(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Blvd, Suite 1200 Los Angeles, CA 90024
(Address of principal executive offices) (Zip Code)

(310) 943-8040
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On February 10, 2009, Cougar Biotechnology, Inc. (the “Company”) issued a press release announcing that it had reached an agreement with the Food and Drug Administration under a special protocol assessment relating to its planned Phase III clinical trial of the Company’s lead drug candidate CB7630 (abiraterone acetate) in patients with chemotherapy naïve castration resistant prostate cancer.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR BIOTECHNOLOGY, INC.

Date:	February 10, 2009	By:	/s/ Charles R. Eyler
Charles R. Eyler
Sr. Vice President, Finance

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
99.1	Press release dated February 10, 2009.

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